Exhibit 10.16

NINTH AMENDMENT
TO
LOAN AGREEMENT

This Ninth Amendment to Loan Agreement is entered into as of March 15, 2007 (the “Amendment”) by and between COMERICA BANK (“Bank”) and CLARIENT, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan Agreement dated as of February 13, 2003, as amended, including, without limitation, by that certain First Amendment to Loan Agreement dated as of October 21, 2003, that certain Second Amendment to Loan Agreement dated as of January 22, 2004, that certain Third Amendment to Loan Agreement dated as of January 31, 2005, that certain Fourth Amendment to Loan Agreement dated as of March 11, 2005, that certain Consent and Waiver dated as of July 13, 2005, that certain letter agreement dated as of January 26, 2006, that certain Waiver and Fifth Amendment to Loan Agreement dated as of August 1, 2006, that certain Sixth Amendment to Loan Agreement dated as of February 28, 2006, that certain Seventh Amendment to Loan Agreement dated as of January 17, 2007, and that certain Waiver and Eighth Amendment to Loan Agreement dated as of February 28, 2007 (collectively, the “Agreement”).  The parties desire to further amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.             Section 6.8 of the Agreement is amended to read as follows;

6.8  Net Worth.  Borrower shall maintain, at all times during the following periods, a minimum Net Worth, as follows:

Period	Minimum Net Worth
March 15-June 29, 2007	$2,400,000
June 30-September 29, 2007	$600,000
September 30-December 30, 2007	($500,000)
December 31, 2007 and thereafter	($1,100,000)

2.             The following definition is added to Section 1.1, as follows:

“Net Worth” means with respect to Borrower as of any date of determination, the sum of capital stock and additional paid-in capital plus retained earnings (or minus accumulated deficit) of Borrower and its Subsidiaries, minus intangible assets, on a consolidated basis determined in accordance with GAAP.

3.             Unless otherwise defined, all initially capitalized terms in this Amendment shall have the respective meanings set forth in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.  Borrower ratifies and reaffirms the continuing effectiveness of all instruments, documents and agreements entered into in connection with the Agreement.

4.             This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

5.             As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)           this Amendment, duly executed by Borrower;

(b)           an officer’s certificate of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c)           an Affirmation of Guaranty, duly executed by Safeguard Delaware, Inc. and Safeguard Scientifics (Delaware), Inc.;

(d)           an amount equal to all Bank Expenses incurred through the date of this Amendment; and

(e)           such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

CLARIENT, INC.

By:	/s/ James Agnello

Title:	Senior Vice President and Chief Financial Officer

COMERICA BANK

By:	/s/ Beth Kinsey

Title:	Senior Vice President

Corporation Resolutions and Incumbency Certification
Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of CLARIENT, INC. a Delaware corporation; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

1.               Any one (1) of the following officers of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)          Execute, deliver and perform that certain Ninth Amendment to Loan Agreement dated as of March 15, 2007, as the same modifies that certain Loan Agreement dated as of February 13, 2003, as amended from time to time.

and

(b)         Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets.

2.               Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

3.               Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.               These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.               Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.               The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on March 15, 2007.

Secretary

The Above Statements are Correct.
signature of officer or director or, if none. a shareholder other than secretary when secretary is authorized to sign alone.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.